UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2023

SOLUNA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40261	14-1462255
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

325 Washington Avenue Extension

Albany, NY 12205

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (518) 218-2500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SNLH	The Nasdaq Stock Market
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 2, 2023, Soluna DV Services, LLC, a Nevada limited liability company (“ServeCo”) and an indirect wholly-owned subsidiary of Soluna Holdings, Inc., a Nevada corporation (the “Company”), entered into a series of agreements with (a) Briscoe Wind Farm, LLC, a Delaware limited liability company (“Briscoe”), (b) Golden Spread Electric Cooperative, Inc., a Texas cooperative corporation (“GSEC”), and (c) Lighthouse Electric Cooperative, Inc., a Texas cooperative corporation (“LHEC”). All the agreements were effective as of February 24, 2023 (the “Effective Date”). The Company is developing a modular data center in phases (the “Dorothy Facility”). The two phases of the Dorothy Facility will have a peak demand of 50 megawatts, and if, upon mutual agreement, all four phases are completed, the data center will have an estimated peak demand of 150 megawatts. The Dorothy Facility will be located next to, and supplied energy from, Briscoe’s 150 megawatt wind farm located at or near Briscoe and Floyd Counties, Texas (the “Briscoe Wind Farm”). Under the agreements, LHEC and GSEC will supply the Dorothy Facility with energy from the Briscoe Wind Farm and the Electric Reliability Council of Texas (“ERCOT”) market.

ServeCo and LHEC entered into an Agreement for Electric Service to Soluna DV Services, LLC (the “Retail Agreement”) for resale of energy supplied from the Briscoe Wind Farm and the ERCOT market delivered by GSEC for service to the energy load of the Dorothy Facility. As noted above, GSEC has by separate agreement arranged to purchase power at wholesale from Briscoe or to deliver and purchase power from the ERCOT market to serve LHEC with electric power and energy for resale to ServeCo for service to the Dorothy Facility. The initial term of the Retail Agreement is five years, with up to five extension terms of one year each unless terminated by LHEC or ServeCo.

ServeCo and Briscoe also entered into a Cooperation Agreement (the “Cooperation Agreement”), pursuant to which Briscoe and ServeCo agreed to certain rights, obligations, and restrictions with respect to the real property of the Dorothy Facility and the construction, interconnection, permitting, operation, maintenance, removal, and decommissioning of the Dorothy Facility and applicable credit support. Soluna DV ComputeCo, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company and Soluna DVSL ComputeCo, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company became parties to the Cooperation Agreement by each entering into a Joinder Agreement on the Effective Date. Unless terminated sooner in accordance with its terms, the term of the Cooperation Agreement is from the Effective Date until the expiration or termination of the Power Purchase Agreement, by and between Briscoe and GSEC, dated as of the Effective Date (the “PPA”).

ServeCo, Briscoe, LHEC, and GSEC also entered into a Performance and Net Energy Security Agreement (the “PSA”), pursuant to which ServeCo will provide certain credit support to LHEC in connection with its obligations under the Retail Agreement and the other transaction agreements. The PSA is effective on the Effective Date and will remain in effect for 18 months following the later of the termination of the Retail Agreement or the termination of the PPA.

On the Effective Date, ServeCo and Alice Fay Grabbe (“Owner”) entered into a Lease Agreement (the “Lease”) to lease certain real property located in Briscoe County, Texas for the Dorothy Facility. Unless terminated sooner in accordance with its terms, the initial term of the Lease is five years. The initial term of the Lease will automatically extend for five additional one year periods, unless terminated by ServeCo or Owner.

Item 7.01 Regulation FD Disclosure.

On March 8, 2023, the Company issued a press release announcing the transaction described above under Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

The information contained in this Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 7.01 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

This Form 8-K and Exhibit 99.1 contain forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release, dated March 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUNA HOLDINGS, INC.

Date: March 8, 2023	By:	/s/ Philip Patman, Jr.
Philip Patman, Jr.
Chief Financial Officer,